UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2011

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A

(Address of principal executive offices)
1055 West Hastings Street, Suite 2200
Vancouver, British Columbia V6E 2E9
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Lions Gate Entertainment Corp. (the “Company”) is filing this Current Report on Form 8-K to show the effects of the retrospective application of the adoption of new accounting guidance for consolidation accounting for variable interest entities (“VIE”) on the Company’s historical annual financial information included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2010 filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2010, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on July 29, 2010 (collectively, the “2010 Form 10-K”). The information in this Current Report on Form 8-K is not an amendment to or restatement of the 2010 Form 10-K.

As previously disclosed, on April 1, 2010, the Company adopted a new accounting standard for consolidation accounting for VIE, which is effective for the Company’s fiscal year ended March 31, 2011 and interim periods within such fiscal year. The adopted consolidation accounting standard was not effective for fiscal periods covered by the 2010 Form 10-K at the time it was filed with the SEC.

The consolidation accounting standard modifies the previous guidance in relation to the identification of controlling financial interests in a VIE. Under this new guidance, the primary beneficiary of a VIE is the enterprise that has both of the following characteristics, among others: (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance; and (b) the obligation to absorb losses of the entity, or the right to receive benefits from the entity, that could potentially be significant to the VIE. If an enterprise determines that power is shared among multiple unrelated parties such that no one party has the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance, then no party is the primary beneficiary and the VIE should not be consolidated. Power is shared if each of the parties sharing power is required to consent to the decisions relating to the activities that most significantly impact the VIE’s performance.

In our 2010 Form 10-K, the Company had consolidated TV Guide Network, TV Guide Network On Demand and TV Guide Online (collectively “TV Guide Network”). Upon adoption of the new accounting standard on April 1, 2010, the Company determined that it was no longer the primary beneficiary of TV Guide Network because, pursuant to the operating agreement of the entity, the powers to direct the activities that most significantly impact the economic performance of TV Guide Network are shared with the 49% owner of TV Guide Network, One Equity Partners (“OEP”). Accordingly, upon adoption of the new consolidation accounting standard the Company is no longer consolidating TV Guide Network and instead is accounting for TV Guide Network under the equity method of accounting. The Company has applied the provisions of the new consolidation accounting standard retrospectively and accordingly, the Company deconsolidated TV Guide Network from May 28, 2009, the date the Company sold a 49% interest in TV Guide Network to OEP.  The adoption of the consolidation accounting standard did not impact the Company’s net loss for the fiscal year ended March 31, 2010.

A summary of the impact of the retrospective application of the consolidation accounting standard on certain previously reported line items is included in Note 2 to our Financial Statements and Supplementary Data included in Exhibit 99.6 to this Current Report on Form 8-K.

The impact of the adoption of this standard is reflected in the following sections of our 2010 Form 10-K, which have been revised and are included as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8 (collectively, the “Exhibits”) to this Current Report on Form 8-K:

•	Part I, Item 1A — Risk Factors (Exhibit 99.1);

•	Part I, Item 2 — Properties (Exhibit 99.2);

•	Part II, Item 6 — Selected Financial Data (Exhibit 99.3);

•	Part II, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations (Exhibit 99.4);

•	Part II, Item 7A — Quantitative and Qualitative Disclosures About Market Risk (Exhibit 99.5);

•	Part II, Item 8 — Financial Statements and Supplementary Data (Exhibit 99.6);

•	Part II, Item 9A — Controls and Procedures (Exhibit 99.7); and

•	Part IV, Item 15 — Exhibits, Financial Statement Schedules — (a) Schedule II. Valuation and Qualifying Accounts (Exhibit 99.8);

The historical annual financial information reflecting the retrospective application of the consolidation accounting standard included in the Exhibits is incorporated by reference in its entirety in this Current Report on Form 8-K and supersedes in its entirety the historical financial information contained in those sections of the 2010 Form 10-K.

This Current Report on Form 8-K is being filed for the purpose described above and only affects the items to the 2010 Form 10-K specified above. All other information in the 2010 Form 10-K remains unchanged. Neither this Current Report on Form 8-K nor the Exhibits reflect any events or developments occurring after June 1, 2010. Except as described above, the Company has not modified or updated any disclosures in the 2010 Form 10-K that may have been affected by subsequent events or developments after June 1, 2010. Accordingly, this Current Report on Form 8-K should be read in conjunction with the 2010 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2010 Form 10-K, including our Quarterly Reports on Form 10-Q, our Current Reports on Form 8-K and any amendments to those filings. In our Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2010, September 30, 2010 and December 31, 2010, we adjusted the unaudited condensed consolidated financial statements for the quarters ended June 30, 2009, September 30, 2009 and December 31, 2009 to reflect the retrospective application of the consolidation accounting standard.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Part I, Item 1A (Risk Factors) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010

99.2	Part I, Item 2 (Properties) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010

99.3	Part II, Item 6 (Selected Financial Data) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010

99.4	Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010

99.5	Part II, Item 7A (Quantitative and Qualitative Disclosures about Market Risk) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010

99.6	Part II, Item 8 (Financial Statements and Supplementary Data) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010

99.7	Part II, Item 9A (Controls and Procedures) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010

99.8	Part IV, Item 15 (Exhibits, Financial Statement Schedules — (a) Schedule II. Valuation and Qualifying Accounts) of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2011	LIONS GATE ENTERTAINMENT CORP.

/s/ James Keegan
James Keegan
Chief Financial Officer